SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                              FORM 8-K/A


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                            January 6, 1998
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                         INTRATEL GROUP, LTD.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


   Delaware                     33-853963                 72-1265159
---------------               ------------            -------------------
(State or Other                (Commission            (IRS Employer Iden-
Jurisdiction of               File Number)             tification Number)
Incorporation)


                      28050 U.S. HIGHWAY 19 NORTH
                       CLEARWATER, FLORIDA 34621
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (813) 797-9000
                     -------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 5.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A


Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          (a) SECTION 304(a)(1):


               (i) In November 1997, IntraTel Group, Ltd. (the "Company") was notified by Coopers & Lybrand L.L.P. that it was resigning as the Company's auditors for the fiscal year ended December 31, 1997.


               (ii) None of the prior certifying accountants' reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.


               (iii) The resignation of Coopers & Lybrand L.L.P. was accepted by the Company's Board of Directors in November 1997.



               (iv) For the fiscal year ended December 31, 1996 and for the interim period up to November 21, 1997, the Company is unaware of any disagreement with Coopers & Lybrand L.L.P. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.


          (b) SECTION 304(a):

               (2) As of the date of this Report, the Company has not engaged an accounting firm to act as its certifying accountants for the year ended December 31, 1997.

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

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------


    24.1         5       Letter from Coopers & Lybrand L.L.P.










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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTRATEL GROUP, LTD.



Dated: January 7, 1998                  By:   /s/ ROBERT E. YAW, II
                                           ------------------------------
                                            Robert E. Yaw, II
                                            Chairman of the Board









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